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                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event

                          Reported): January 25, 2001


          CWMBS, INC., (as depositor under the Pooling and Servicing
           Agreement, dated as of January 1, 2001, providing for the
            issuance of the CWMBS, INC., CHL Mortgage Pass-Through
           Trust 2001-2, Mortgage Pass-Through Certificates, Series
                                   2001-2).


                                  CWMBS, INC.
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            (Exact name of registrant as specified in its charter)


            Delaware                   333-51332               95-4449516
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(State of Other Jurisdiction          (Commission           (I.R.S. Employer
      of Incorporation)               File Number)          Identification No.)



              4500 Park Granada
            Calabasas, California                          91302
          --------------------------                -----------------
            (Address of Principal                        (Zip Code)
              Executive Offices)




       Registrant's telephone number, including area code (818) 225-3240


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

Item 5.       Other Events.
----          ------------

Filing of Computational Materials*
---------------------------------

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 2001-2, JP Morgan, a division of Chase Securities, Inc. ("JP"), as one of the Underwriters of the Underwritten Certificates, has prepared certain materials (the "JP Computational Materials") for distribution to its potential investors. Also, in connection with the offering of the Mortgage Pass-Through Certificates, Series 2001-2, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill"), as one of the Underwriters of the Underwritten Certificates, has prepared certain materials (the "Merrill Computational Materials") for distribution to its potential investors. Although the Company provided JP and Merrill with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the JP Computational Materials or the Merrill Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The JP Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated January 25, 2001. The Merrill Computational Materials, listed as
Exhibit 99.2 hereto, are filed on Form SE dated January 25, 2001

______________
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated January 10, 2001 and the prospectus supplement dated January 25, 2001, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2001-2.

Item 7.  Financial Statements, Pro Forma Financial
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         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

            99.1 JP Computational Materials filed on Form SE dated January 25, 2001.

            99.2 Merrill Computational Material filed on Form SE dated January 25, 2001.

                                   Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CWMBS, INC.




                                                  By: /s/ Celia Coulter
                                                     -------------------------
                                                     Celia Coulter
                                                     Vice President

Dated:  January 26, 2001

                                 Exhibit Index
                                 -------------

Exhibit                                                                Page
-------                                                                ----

99.1     JP Computational Materials filed on Form SE dated
         January 25, 2001.                                               6
99.2     Merrill Computational Materials filed on Form SE dated
         January 25, 2001.

                                 EXHIBIT 99.1
                                 ------------

              JP Computational Materials filed on Form SE dated
              January 25, 2001.

                                 EXHIBIT 99.2
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              Merrill Computational Materials filed on Form SE dated
              January 25, 2001.